UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2011


                          PACIFIC BEPURE INDUSTRY, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     333-149898                 26-1272059
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
               (Address of Principal Executive Office) (Zip Code)

                             tel: (86 595) 8677 0999
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS' COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     Effective as of December 16, 2011, Fuhsin Chen and Minghua Liu tendered their respective resignations as members of the Board of Directors (the "Board") of Pacific Bepure Industry, Inc. (the "Company"). Fuhsin Chen and Minghua Liu also resigned as members of the Audit, the Compensation and the Nominating and Governance Committees of the Board, respectively. Their resignations were not for cause or due to any disagreements with the Company. The Company appreciates their dedication to and services with the Company and wishes them well in their future endeavors. The Company will seek to fill the vacancies resulting from the foregoing resignations on the Board and the standing committees thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       Pacific Bepure Industry, Inc.


                                       By: /s/ Ruiquan Li
                                           -------------------------------------
                                           Ruiquan Li
                                           President and Chief Executive Officer

Date: December 16, 2011

                                       2